Cellectar Biosciences March 2014

Safe Harbor Statement This slide presentation contains forward - looking statements . Such statements are valid only as of today, and we disclaim any obligation to update this information . These statements are only estimates and predictions and are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made . These statements are based on our current beliefs and expectations as to such future outcomes . Drug discovery and development involve a high degree of risk . Factors that might cause such a material difference include, among others, uncertainties related to the ability to raise additional capital required to complete the development programs described herein, the ability to attract and retain partners for our technologies, the identification of lead compounds, the successful preclinical development thereof, the completion of clinical trials, the FDA review process and other government regulation, our pharmaceutical collaborators’ ability to successfully develop and commercialize drug candidates, competition from other pharmaceutical companies, product pricing and third - party reimbursement . A complete description of risks and uncertainties related to our business is contained in our periodic reports filed with the Securities and Exchange Commission including our Form 10 - K for the year ended December 31 , 2013 . These forward looking statements are made only as of the date hereof, and we disclaim any obligation to update any such forward looking statements .

Safe Harbor Statement This slide presentation contains forward - looking statements . Such statements are valid only as of today, and we disclaim any obligation to update this information . These statements are only estimates and predictions and are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made . These statements are based on our current beliefs and expectations as to such future outcomes . Drug discovery and development involve a high degree of risk . Factors that might cause such a material difference include, among others, uncertainties related to the ability to raise additional capital required to complete the development programs described herein, the ability to attract and retain partners for our technologies, the identification of lead compounds, the successful preclinical development thereof, the completion of clinical trials, the FDA review process and other government regulation, our pharmaceutical collaborators’ ability to successfully develop and commercialize drug candidates, competition from other pharmaceutical companies, product pricing and third - party reimbursement . A complete description of risks and uncertainties related to our business is contained in our periodic reports filed with the Securities and Exchange Commission including our Form 10 - K for the year ended December 31 , 2012 and in our quarterly reports on Form 10 - Q . These forward looking statements are made only as of the date hereof, and we disclaim any obligation to update any such forward looking statements .

A New Name for a “New” Company • Leveraging highly selective delivery and retention platform to develop novel agents to detect, treat and monitor a broad spectrum of cancers • Cellectar’s Phospholipid Ether ( PLE) Analog discoveries are based on extensive research by technology founders and independent academic research facilities • Over 25 candidates in several distinct classes studied • New leadership • CEO and executive leadership changes • Restructured Board • Refining development strategy • Focus on near - term, cost - sensitive platform validating opportunities • PET & optical Imaging followed by therapeutic opportunities • Prioritize partnership opportunities to advance pipeline while optimizing internal resources

Strategic Realignment • Streamlined Board of Directors, adding new director and reducing overall size from 9 to 5 members • Stephen A. Hill, B.M. B.Ch ., M.A., F.R.C.S., Chairman of the Board of Directors • Simon Pedder, Ph.D., CEO and Director • Jamey Weichert, Ph.D., Chief Scientific Officer, Technology Founder and Director • John Neis, Director , Partner , Venture Investors, Madison, WI • Paul L. Berns , Appointed Director in November 2013 • CEO, Allos Therapeutics - acquired by Spectrum Pharmaceuticals, Inc. in 2012 • CEO, Bone Care International, Inc. – acquired by Genzyme Corporation in 2005 • VP and general manager of the Immunology, Oncology and Pain Therapeutics business unit of Abbott Laboratories • Serves as member of a number of Boards: • Jazz Pharmaceuticals, Inc. • Anacor Pharmaceuticals, Inc. • XenoPort , Inc .

Strategic Realignment • Aligning Resources with Strategic Priorities • Relocating Executives Offices and Centralizing Operations in Madison, WI • Responsibilities of former MA based VP, Clinical Development and VP, Research and Development being transitioned to existing WI - based employees • Transitioning finance function, including CFO responsibilities, to WI following year - end reporting • Prioritizing Investor Relations and Business Development efforts • New VP of IR & PR tasked with increasing awareness of Cellectar Biosciences • Articulate new strategy • Aggressively meet with new potential investors • Increase institutional ownership and sell - side coverage • Created new BD position • Build industry awareness of company and technologies • Explore non - dilutive partnership opportunities to offset R&D expense

Cellectar At a Glance • Proprietary cancer - targeting delivery platform with potential to image and treat a wide range of solid tumors • Tumor Imaging - More accurate for better patient management • Therapy - Better targeted delivery to cancer cells and cancer stem cells • Surgery - Intraoperative optical imaging for better outcomes • Substantial scale - up potential across many products / indications • Data from Phase I/II and Phase II trials expected in next 12 - 18 months: • I - 124 - CLR1404: Phase II imaging trial in brain cancer • I - 131 - CLR1404: Phase Ib dose - escalation safety data • CLR1502: Phase I surgical imaging during lumpectomy

CELLECTAR BIOSCIENCES

Near Universal Cancer Target Platform

- **Phospholipid Ether (PLE) Analogs: Highly-Selective, Broad-Spectrum, Cancer Targeting Delivery Platform with Multi-Product Diagnostic and Therapeutic Applications**
  - Targets lipid rafts, a structure over expressed by malignant cells and malignant stem cells
- **Five Unique Attributes:**
  - ✓ Selectively taken up by cancer cells AND cancer stem cells
  - ✓ Prolonged retention by cancer cells AND cancer stem cells
  - ✓ Broad spectrum of cancers - selectively retained by +50 xenograft, orthotopic, and transgenic solid cancer and cancer stem cell derived models examined to date
  - ✓ Imaging and therapeutic agents can be attached
  - ✓ Diapeutic: Imaging diagnostic is predictive of therapeutic deliver

FIND. TREAT. FOLLOW

Near Universal Cancer - Targeting Platform I - 124 - CLR1404 Potential Future Products • Other imaging and therapeutic payloads CLR1502 I - 131 - CLR1404 Therapy Cancer - Targeting Vehicle Payload Cancer - Targeted Payload 124 I Products in Development IR - 775 131 I * Optical imaging PET imaging Proprietary Phospholipid Ether (PLE) Analog

Near Universal Cancer Target Platform • The New Paradigm in Cancer Therapy: Targeting Stem Cell - Based Relapse • Cancer Stem Cells Associated with Most, If Not All, Major Cancer Types • Chemotherapy resistant • Affiliated with tumor regrowth and metastasis following chemo and radiation therapy • Glioma stem cells are also known to be up to 30% more radiation resistant relative to normal cancer cells • Tumor hypoxia stimulates cancer stem cell propagation, leading to increased resistance and metastatic potential “Any new cancer treatment paradigm must address tumor heterogeneity including cancer stem cells” - Jeremy Rich and others

I - 124 - CLR1404 Tumor Time Course µ PET scans: Head down/tail up with flank tumor Fiducial markers (arrows) 6h 24h 48h 72h 120h Tumor uptake evident in about 9h

In - House Manufacturing Capabilities • Our investment in manufacturing allows complete control through clinical trials • GMP manufacturing fully operational • Reliability for dosimetry dose demonstrated • Exceptionally high purity and radiochemical purity • CMC meets NDA standards • Easy , fast and inexpensive distribution • Shipped as a patient ready product which only requires individual dose calibration; does NOT need extensive radiopharmacy formulation • Shipped fully stable at ambient temperature; does not need complicated and expensive logistics for shipping

PLE + PET Imaging Isotope = 124 I - CLR1404 More Accurate Tumor Imaging for Better Patient Management

124 I - CLR1404: PLE + PET Imaging Isotope • Small - molecule imaging agent for primary tumors and metastases • Proprietary PLE attached to I - 124 PET imaging isotope • Phase I/II trials underway at UW Carbone Cancer Center ( investigator sponsored) • Lung Cancer (Traynor/Perlman) • Glioma/ Brain tumors or Mets (Hall) • Multiple Tumor Protocol (Liu) • Prostate (Wilding, Liu, Med Onc ) • Pancreas (Weber) • Breast • Head and neck ( Speer / Harari . Rad Onc ) • Others - 9 total • Positive initial images in brain cancer and 6 other solid tumors • breast, lung, prostate, head & neck, colorectal and pancreatic

Initial Target: Brain Cancer Imaging • Significant unmet clinical need • MRI is unable to distinguish recurrent disease from pseudo - progression • MRI is current Standard of Care (SOC) • MRIs show post - treatment changes in ~50% of all patients • Nearly half of the time, this signal is non - malignant pseudo - progression • Significant patient benefit derived from earlier and definitive diagnosis of tumor progression • Treat only when appropriate • Avoid unnecessary therapies and interventions • Detect progression earlier, minimize critical tissue infiltration

Clearly Images Brain Metastases I - 124 - CLR1404 PET scan identified 3 brain metastases in an asymptomatic NSCLC patient • Treatment plan subsequently altered 3D Projection View Single Slice I - 124 - CLR1404 PET Image (Day 6 post - dose at 5 mCi) The images provided above are for illustrative purposes only and may not be indicative of all results.

CELLECTAR BIOSCIENCES

Phase II Imaging Trial in Glioma

- Initiated Phase II trial March 2014
  - 10 NCI-designated centers enrolling ~36 patients
  - Newly diagnosed or recurrent glioma where SOC includes resection and/or biopsy
  - Compare performance of 124I-CLR1404 PET/CT to MRI with pathology confirmation
  - Approval based on more accurate determination of malignant vs. non-malignant tissue
- Trial Objectives
  - Demonstrate superior specificity over current SOC (MRI)
  - Confirm optimal dose and imaging time points for Phase III pivotal trial
  - ➢ **Initiated: Q1 2014**
  - ➢ **Data: Q4 2014**

FIND. TREAT. FOLLOW

CELLECTAR BIOSCIENCES

Scalable Commercial Opportunity for I-124-CLR1404

- Establish efficacy in primary glioma
- Pursue additional solid tumors with initial positive images:
  - Prostate **~239k patients**
  - Breast **~235k patients**
  - Lung **~228k patients**
  - Colorectal **~102k patients**
  - Head & Neck **~54k patients**
  - Pancreatic **~45k patients**


Other Solid Tumors
Newly Diagnosed Breast cancer
Metastatic Brain Tumors
Primary Brain/ Glioma Tumors
Core Indications
Label Expansion

FIND. TREAT. FOLLOW

PLE + Radiotherapeutic= 131 I - CLR1404 Better targeted delivery to cancer cells and cancer stem cells

Better Targeting=Better Therapeutic Delivery • Proprietary cancer - targeting delivery vehicle (PLE) attached to proven radiotherapeutic • Iodine - 131, well - established as a cancer therapeutic – FDA familiarity • Preclinical single - dose data demonstrates remarkable in vivo efficacy coupled with excellent safety profile • Phase Ib dose - escalation trial: Data Q1 14 • 20 - 40 - 60 etc. (12.5 mCi/m2) • 3 dose cohorts completed (4th cohort ongoing) • Demonstrated uptake and prolonged retention only in tumors not normal tissue

I - 131 - CLR1404: Phase Ia • Results provided starting dose for MTD therapy trial • Eight patients enrolled; four cancer types • Zero drug attributable serious adverse events • Consistent biodistribution from patient to patient • Distribution and elimination as predicted from animal studies; minimal renal elimination increases safety profile • Strong visual evidence of tumor uptake Clinical Trial Partner Sites 1 st Completed Patient Cancer Type 2 nd Completed Patient Cancer Type 3 rd Completed Patient Cancer Type Duke Colorectal Prostate Georgetown Colorectal Colorectal Colorectal City of Hope Breast Prostate Johns Hopkins Esophageal The images provided above are for illustrative purposes only and may not be indicative of all results.

Future Development Pathway is Attractive Partnering Opportunity • A nti - tumor/survival - prolonging activities demonstrated in more than a dozen models • Multiple Myeloma as potential initial indication • Radiosensitivity • Uptake • Novel mechanism of action • Quantitative non - RECIST response criteria • Clear Go/No Go criteria; low cost, fast path to approval • Regulatory opportunities • Orphan drug designation • Accelerated approval • Breakthrough therapy and fast t rack designations • Foundation for additional opportunities/expanded indications

Therapeutic response to a single dose of 100 m Ci 131 I - CLR1404 • Dose of 127 I - CLR1404 mass - equivalent to 131 I - CLR1404 dose • Tumor volumes (mean ± SEM) show significant response 5 days after dosing of 100 mCi • No visually apparent tox signs, tx group shows 5% weight loss & is slightly more docile (day 12)

PLE + Near - Infrared Fluorophore = CLR1502 Intraoperative Optical Imaging for Better Outcomes

CLR1502: Improving Surgical Outcomes • Optical imaging agent for intraoperative tumor margin illumination • Proprietary cancer - targeting delivery vehicle (PLE) attached to near - infrared fluorophore • More accurate visualization of tumor margins during surgery for more complete malignant tissue removal • Better patient management and outcomes from fewer repeat surgeries and reduced recurrence • Potential for meaningful healthcare savings

Tumor Margin Illumination – Real Time Surgery Optical Imaging (800nm) Non - Invasive Tumor Imaging Intraoperative Tumor Margin Illumination in Real Time No residual tumor Fluobeam TM ) Fluoptics The images provided above are for illustrative purposes only and may not be indicative of all results.

Unmet Medical Need – Breast Cancer Surgery • Lumpectomy - removal of tumor and nodal involvement while sparing functional tissue • Challenging for surgeons to identify margins during surgery • When post - surgery pathology indicates malignant tissue remains, surgery repeated • One in four lumpectomies are repeated (U.S ) • Impact on patients: risk, discomfort, inconvenience, anxiety • Significant healthcare cost: ~$22,000 inpatient3 • Patient outcomes at risk: remaining malignant tissue could result in disease spread Source: L. Wilkie , Factors Associated with Repeat Surgery After Initial Breast Conservation at Commission on Cancer Accredited Cancer Centers: A Report from the National Cancer Data (2012)

CELLECTAR BIOSCIENCES

CLR1502 Phase I: Breast Cancer Surgery

- Seeking US IND H1 2014 and Trial Initiation H2 2014

- Trial design
  - Dose-ranging multi-site, ~20 patients undergoing lumpectomy
  - Compatible with standard of care (SOC) – only addition is CLR1502 administration and non-invasive optical imaging
  - Primary tumor and sentinel node resected according to SOC
  - Optical imaging used to assess CLR1502 illumination of any remaining tumor margin or nodal involvement
- Trial objective
  - Demonstrate superiority versus current SOC to identify and differentiate malignant and non-malignant tissue during surgery based on pathology readout

FIND. TREAT. FOLLOW

Summary Financial Outlook • $2.4M cash at December 31, 2013 • Closed additional $4.0 million placement of convertible notes and warrants February 6 th , 2014 • Capitalization • Common Stock Outstanding 57,397,997 • Warrants (exercisable; $0.50 - $1.25) 31,282,459 • Options 12,229,585 • Convertible Debentures • Shares ($0.50) 8,000,000 • Warrants ($1.00) 8,000,000 • Fully Diluted 116,910,041

Summary Financial Outlook • $5.1M cash at September 30, 2013 • Closed additional $4.0 million placement of convertible notes and warrants February 6 th , 2014 • Capitalization • Common Stock Outstanding 57,397,997 • Warrants (exercisable; $0.50 - $1.25) 31,282,459 • Options 12,519,058 • Convertible Debentures • Shares ($0.50) 8,000,000 • Warrants ($1.00) 8,000,000 • Fully Diluted 117,119,514

Opportunity Summary • $Billion+ potential aggregate markets:I - 124 - CLR1404 and CLR1502 • Proof - of - Concept data expected in 12 - 18 months • Opportunity for meaningful value transformation • Therapeutic (I - 131 - CLR1404) represents additional potential upside • Compelling data package to support PII program in multiple myeloma • Cancer - Targeting Platform offers multi - product opportunities • Tumor Imaging - More accurate for better patient management • Therapy - Better targeted delivery to cancer and cancer stem cells • Surgery - Intraoperative optical imaging for better outcomes • Attractive Business Development Opportunities • Large number of cancer indications • Imaging/Surgery/ Treatment

Going Forward • Meaningful development opportunities • Compelling near - and long - term opportunities • Near - term Data Points • I - 124 - CLR1404 Phase II Imaging Data in Glioma • I - 131 - CLR1404 Phase Ib Safety Data • CLR1502 Phase I Optical Imaging Data • Long - term: opportunity to expand development opportunities • Explore Partnership Opportunities • Global/Regional licensing opportunities • Therapeutic partnership opportunities • Collaborations around PLE platform (payload players) and CLR1502 (equipment players) to build the body of evidence on platform